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                             THIRD AMENDMENT TO THE
                        AMENDED AND RESTATED STOCK OPTION
                      PLAN FOR EXECUTIVE AND KEY EMPLOYEES
                                       OF
                                THE SANDS REGENT


               This Third Amendment to the Amended and Restated Stock Option Plan for Executive and Key Employees of the Sands Regent (the "Amendment") is adopted by The Sands Regent, a Nevada corporation (the "Company), effective as of August 17, 1998, subject to receipt of required shareholder approval.

                                    RECITALS

               A. The Amended and Restated Stock Option Plan for Executive and Key Employees of the Sands Regent (the "Restated Plan") was adopted by the Board of Directors of the Company (the "Board") on September 16, 1992 and approved by the shareholders of the Company on November 2, 1992.

               B. On February 26, 1993, the Company effected a 100% stock dividend which, pursuant to the terms of the Restated Plan, resulted in an automatic increase in the number of shares the Company's Common Stock reserved for issuance under the Restated Plan from 250,000 shares to 500,000 shares.

               C. On August 4, 1997 the Board adopted, and on November 3, 1997 the shareholders of the Company approved, an amendment to the Restated Plan as follows: (i) increasing the number of shares of the Company's common stock reserved for issuance under the Restated Plan from 500,000 shares to 800,000 shares, (ii) extending the expiration on the period during which options to purchase Common Stock may be granted under the Restated Plan from


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September 16, 2002 to August 4, 2007 and (iii) deleting all reference to
"Special Committee" and instead provide that all option grants to Officers be in compliance with Rule 16b-3 and related rules, as amended from time to time, promulgated under the Securities Exchange Act of 1934, as amended.

               D. On December 12, 1997, the Restated Plan was amended to permit repricing of incentive stock options, in addition to the repricing of non-qualified options then permitted under the Restated Plan.

               E. The Board of Directors desires to amend the Restated Plan, subject to shareholder approval, to provide for the automatic grant of options to non-employee directors of the Company on the terms specified herein and to provide for expanded means of exercising options granted under the Restated Plan, including cashless exercises of options.

                                   AMENDMENTS

               The Restated Plan is amended as follows:

               1. Section 1.11 of the Restated Plan entitled "Optionee" is hereby amended and restated in its entirety to read as follows:

               SECTION 1.11 - OPTIONEE

                      "Optionee" shall mean an Employee or Independent Director to whom an Option is granted under the Plan.

               2. Section 1.19 of the Restated Plan entitled "Independent Director" is hereby added and reads in its entirety as follows:

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               SECTION 1.19 - INDEPENDENT DIRECTOR

                      "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

               3. Section 1.20 of the Restated Plan entitled "Termination of Directorship" is hereby added and reads in its entirety as follows:

               SECTION 1.20 - TERMINATION OF DIRECTORSHIP

                      "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a member of the Board for any reason, including but not by way of limitation, a termination by resignation, failure to be re-elected, death, disability or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and question relating to Termination of Directorship with respect to each Independent Director.

               4. Section 2.5 of the Restated Plan entitled "Granting of Options to Independent Directors" is hereby added and reads in its entirety as follows:

               SECTION 2.5 - GRANTING OF OPTIONS TO INDEPENDENT DIRECTORS

               (a) During the term of the Plan, a person who continues as an Independent Director at the 1998 Annual Meeting of Stockholders of the Company automatically shall be granted (i) an Option to purchase seven thousand five hundred (7,500) shares of Common Stock on the date of the 1998 Annual Meeting of Stockholders of the Company, and (ii) an Option to purchase seven thousand five hundred (7,500) shares of Common Stock on the date of each annual meeting of stockholders following the 1998 Annual Meeting of Stockholders at which


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such Independent Director is re-elected to the Board or continues to serve on the Board; provided, however, that there shall be no grant of Options to an Independent Director pursuant to clause (i) if the date of the 1998 Annual Meeting of Stockholders is less than six months following the date of an initial grant of options to such Independent Director in connection with such Independent Director's initial appointment or election to the Board.

               (b) During the term of the Plan, a person who is initially elected or appointed to the Board on or after the effective date of this Section
2.5 (i.e., August 17, 1998) and is at the time of such election or appointment an Independent Director (i) may be granted, by the Board, an Option to purchase not more that twenty-five thousand (25,000) shares of Common Stock effective as of the date of such initial election or appointment to the Board and (ii) automatically shall be granted an Option to purchase seven thousand five hundred (7,500) shares of Common Stock on the date of each annual meeting of stockholders following such initial election or appointment to the Board at which the Independent Director is re-elected to the Board or continues to serve on the Board; provided, however, that there shall be no grant of Options to an Independent Director pursuant to clause (ii) if the annual meeting date referenced in clause (ii) is less than six months following the date of an initial grant of Options to such Independent Director pursuant to clause (i).

               (c) A member of the Board who is an employee of the Company but whose employment with the Company is terminated after the effective date of this
Section 2.5 (i.e., August 17, 1998) and who remains on the Board as an Independent Director after such terminated employment will not receive an initial Option grant pursuant to subparagraph (b)(i),


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but to the extent that he or she is otherwise eligible, will receive, after termination of employment with the Company, Options as described in subparagraph
(b)(ii).

               5. Section 4.8 entitled "Terms of Options Granted to Independent Directors" of the Restated Plan is hereby added and reads in its entirety as follows:

               SECTION 4.8 - TERMS OF OPTIONS GRANTED TO INDEPENDENT DIRECTORS

               Notwithstanding anything in the Plan to the contrary, the terms set forth in this Section 4.8 shall apply to Options granted to Independent Directors.

               (a) Each Option granted to an Independent Director shall be a Non-Qualified Option.

               (b) The price per share of the shares subject to each Option granted to an Independent Director shall equal 100% of the fair market value of a share of Common Stock (as determined pursuant to the provisions of Section 4.2(b)) on the date the Option is granted.

               (c) Options granted to Independent Directors shall become exercisable in full on the first anniversary of the date of Option grant, without variation or acceleration hereunder except as provided in Section 4.7. No portion of an Option which is unexercisable at Termination of Directorship shall thereafter become exercisable.

               (d) No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

                      (i) The expiration of one (1) year following the date of
               the Optionee's death, permanent and total disability (within the meaning of Section 22(e)(3) of


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               the Code), retirement, resignation, failure to be re-elected, discharge or termination; or

                      (ii) The expiration of ten (10) years from the date the
               Option was granted.

               (e) The Board shall administer the Plan, and assume all duties of the Committee under the Plan, as to all Options granted to Independent Directors.

               6. Section 4.3 (b) of the Restated Plan is hereby amended and restated in its entirety to read as follows:

               (b) Full payment (in cash or check) for the shares with respect to which such Option or portion thereof is exercised. The Committee (or the Board, in the case of Options granted to Independent Directors), however, may in its discretion:

                       (i) allow a delay in payment of not more than thirty (30)
                days following the date the Option, or portion thereof, is exercised;

                       (ii) allow payment, in whole or in part, through the
                delivery of shares of the Company's Common Stock which have been owned by the Optionee for at least six months, duly endorsed for transfer to the Company with a fair market value (as determined pursuant to the provisions of Section 4.2(b))on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof;

                       (iii) allow payment, in whole or in part, through the
                surrender of shares of the Company's Common Stock then issuable upon exercise of the Option having a


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               fair market value (as determined pursuant to the provisions of
               Section 4.2(b)) on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof;

                       (iv) allow payment, in whole or in part, through the
               delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee (or the Board, in the case of Options granted to Independent Directors);

                       (v) allow payment, in whole or in part, through the
               delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate exercise price of the Option or exercised portion thereof; or

                       (vi) allow payment through any combination of the
               consideration provided in the foregoing subparagraphs (i), (ii),
               (iii), (iv) and (v).

               In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Independent Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.


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               7. Section 5.4 (d) of the Restated Plan is hereby amended and restated in its entirety to read as follows:

               (d) The payment to the Company of all amounts which it is required to withhold under federal, state or local laws in connection with the exercise of the Option, which in the discretion of the Committee (or the Board, in the case of Options granted to Independent Directors) may be in the form of consideration used by the Optionee to pay for such shares under Section 5.3(b).

               I hereby certify that the foregoing Third Amendment to the Amended and Restated Stock Option Plan for Executive and Key Employees of The Sands Regent was duly adopted by the Board of Directors of the Company as of August 17, 1998 and approved by the shareholders of the Company on November 2, 1998.

               Executed this 2nd day of November 1998.



                                          /s/ Pete Cladianos III
                                          --------------------------------------
                                          Pete Cladianos III,
                                          Executive Vice President and Secretary



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